Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

FIRST QUARTER 2008

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

April 30, 2008

i

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

ii

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

This Quarterly Financial Supplement reflects the following:

The Asset Management segment’s commercial mortgage securitization operations, which had a pre-tax loss of $107 million for the first quarter of 2008, have been classified as a “divested business” and excluded from adjusted operating income for all periods presented, as a result of the company’s decision to exit these operations.

Effective for first quarter 2008 reporting, the company has amended its definition of adjusted operating income as it relates to certain externally managed investments in the European market. Under GAAP, the company accounts for these investments as available-for-sale securities containing embedded derivatives that are marked to market within “Realized investment gains (losses), net” based upon the change in value of the underlying portfolio. Prior to this amendment, adjusted operating income included cumulative mark-to-market losses and recoveries of such losses in the period in which they occurred, while cumulative net gains on the embedded derivatives were deferred and amortized into adjusted operating income over the remaining life of the notes. Under the amended definition, adjusted operating income excludes the mark-to-market adjustments on the embedded derivatives, amounting to a pre-tax loss of $208 million for the first quarter of 2008, which are included in net income on a GAAP basis within “Realized investment gains (losses), net.”. Accounting for these investments under GAAP has not been changed. Adjusted operating income results for earlier periods have been revised to conform to the amended definition.

Assets reported herein reflect reclassifications to conform to current reporting practices.

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Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2007				2008
2008	2007			1Q	2Q	3Q	4Q	1Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
301	318	-5%	Insurance Division	318	390	556	366	301
287	420	-32%	Investment Division	420	377	311	372	287
439	474	-7%	International Insurance and Investments Division	474	453	537	393	439
(35)	9	-489%	Corporate and other operations	9	(8)	(12)	(51)	(35)

992	1,221	-19%	Total pre-tax adjusted operating income	1,221	1,212	1,392	1,080	992
263	361	-27%	Income taxes, applicable to adjusted operating income	361	355	416	268	263

729	860	-15%	Financial Services Businesses after-tax adjusted operating income	860	857	976	812	729

			Reconciling items:
(678)	141	-581%	Realized investment gains (losses), net, and related charges and adjustments	141	34	(180)	(91)	(678)
(262)	82	-420%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	82	(108)	36	(10)	(262)
200	(62)	423%	Change in experience-rated contractholder liabilities due to asset value changes	(62)	72	(6)	9	200
(112)	28	-500%	Divested businesses	28	18	(27)	(45)	(112)
(60)	(120)	50%	Equity in earnings of operating joint ventures	(120)	(100)	(103)	(77)	(60)

(912)	69	-1422%	Total reconciling items, before income taxes	69	(84)	(280)	(214)	(912)
(216)	18	-1300%	Income taxes, not applicable to adjusted operating income	18	(35)	(101)	(137)	(216)

(696)	51	-1465%	Total reconciling items, after income taxes	51	(49)	(179)	(77)	(696)

33	911	-96%	Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	911	808	797	735	33
43	77	-44%	Equity in earnings of operating joint ventures, net of taxes	77	56	67	46	43

76	988	-92%	Income from continuing operations (after-tax) of Financial Services Businesses	988	864	864	781	76
1	37	-97%	Income (loss) from discontinued operations, net of taxes	37	(29)	(4)	11	1

77	1,025	-92%	Net income of Financial Services Businesses	1,025	835	860	792	77

			Earnings per share of Common Stock (diluted):
1.65	1.83		Financial Services Businesses after-tax adjusted operating income	1.83	1.84	2.13	1.79	1.65

			Reconciling items:
(1.51)	0.30		Realized investment gains (losses), net, and related charges and adjustments	0.30	0.07	(0.39)	(0.20)	(1.51)
(0.58)	0.17		Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.17	(0.23)	0.08	(0.02)	(0.58)
0.44	(0.13)		Change in experience-rated contractholder liabilities due to asset value changes	(0.13)	0.15	(0.01)	0.02	0.44
(0.25)	0.06		Divested businesses	0.06	0.04	(0.06)	(0.10)	(0.25)
(0.13)	(0.25)		Equity in earnings of operating joint ventures	(0.25)	(0.21)	(0.22)	(0.17)	(0.13)

(2.03)	0.15		Total reconciling items, before income taxes	0.15	(0.18)	(0.60)	(0.47)	(2.03)
(0.48)	0.04		Income taxes, not applicable to adjusted operating income	0.04	(0.08)	(0.21)	(0.31)	(0.48)

(1.55)	0.11		Total reconciling items, after income taxes	0.11	(0.10)	(0.39)	(0.16)	(1.55)

0.10	1.94		Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	1.94	1.74	1.74	1.63	0.10
0.10	0.16		Equity in earnings of operating joint ventures, net of taxes	0.16	0.12	0.15	0.10	0.10

0.20	2.10		Income from continuing operations (after-tax) of Financial Services Businesses	2.10	1.86	1.89	1.73	0.20
—	0.08		Income (loss) from discontinued operations, net of taxes	0.08	(0.06)	(0.01)	0.02	—

0.20	2.18		Net income of Financial Services Businesses	2.18	1.80	1.88	1.75	0.20

448.6	477.2		Weighted average number of outstanding Common shares (diluted basis)	477.2	472.8	464.9	458.5	448.6

13.03%	16.29%		Operating Return on Average Equity (based on adjusted operating income)	16.29%	16.04%	17.97%	14.88%	13.03%

			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
77	1,025		Net income of Financial Services Businesses (above)	1,025	835	860	792	77
(8)	95		Net income (loss) of Closed Block Business	95	11	7	79	(8)

69	1,120		Consolidated net income	1,120	846	867	871	69

12	15		Direct equity adjustments for earnings per share calculations	15	14	13	11	12

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2007				2008
2008	2007		1Q	2Q	3Q	4Q	1Q

		Financial Services Businesses Capitalization Data (1):
		Short-term debt	12,812	11,533	12,619	14,514	13,788
		Long-term debt	10,080	9,401	9,771	12,351	13,302

		Attributed Equity:
		Including accumulated other comprehensive income	22,265	21,718	21,751	22,170	21,484
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	21,657	21,792	22,244	22,009	22,499
		Excluding total accumulated other comprehensive income	21,585	21,835	22,051	21,711	21,957

		Total Capitalization:
		Including accumulated other comprehensive income	32,345	31,119	31,522	34,521	34,786
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	31,737	31,193	32,015	34,360	35,801
		Excluding total accumulated other comprehensive income	31,665	31,236	31,822	34,062	35,259

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	47.05	46.27	47.08	48.73	48.45
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	45.77	46.43	48.15	48.37	50.74
		Excluding total accumulated other comprehensive income	45.61	46.52	47.73	47.72	49.52

		Number of diluted shares at end of period	473.2	469.4	462.0	455.0	443.4

		Common Stock Price Range (based on closing price):
91.36	93.10	High	93.10	103.17	98.71	101.09	91.36
67.36	85.69	Low	85.69	90.21	84.28	89.46	67.36
78.25	90.26	Close	90.26	97.23	97.58	93.04	78.25

		Common Stock market capitalization (1)	42,025	44,879	44,309	41,623	34,227

(1)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

OPERATIONS HIGHLIGHTS

Year-to-date			2007				2008
2008	2007		1Q	2Q	3Q	4Q	1Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by Investment Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	161.0	166.2	170.1	176.4	174.2
		Retail customers	84.2	87.1	88.5	86.6	81.8
		General account	168.9	167.0	171.6	175.5	177.9

		Total Investment Management and Advisory Services	414.1	420.3	430.2	438.5	433.9
		Non-proprietary assets under management	53.4	56.1	57.0	59.7	54.7

		Total managed by Investment Division	467.5	476.4	487.2	498.2	488.6
		Managed by International Insurance and Investments Division (3):	88.8	94.3	71.5	69.2	71.0
		Managed by Insurance Division	73.5	77.7	78.2	80.3	71.5

		Total assets under management	629.8	648.4	636.9	647.7	631.1
		Client assets under administration	117.2	127.0	131.4	136.3	129.4

		Total assets under management and administration	747.0	775.4	768.3	784.0	760.5

		Assets managed or administered for customers outside of the United States at end of period (3)	128.8	137.3	119.6	117.0	117.4

		Distribution Representatives (1):
		Prudential Agents	2,505	2,512	2,552	2,425	2,436
		International Life Planners	5,893	6,001	6,038	6,166	6,138
		Gibraltar Life Advisors	5,952	5,815	5,944	6,264	6,035

50	49	Prudential Agent productivity ($ thousands)	49	57	54	85	50

(1)	As of end of period.
(2)	At fair market value.
(3)	Assets managed by the International Insurance and Investments Division and Assets managed or administered for customers outside of the United States at end of period at June 30, 2007 included $28 billion associated with investments in operating joint ventures which the Company sold in the third quarter of 2007. As a result, these assets are no longer reported as a component of its assets under management and administration.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date	% Change	2007	2008
2008	2007	1Q	2Q	3Q	4Q	1Q

Revenues (1):
3,102	2,720	14%	Premiums	2,720	2,684	2,673	2,71	7	3,10	2
824	784	5%	Policy charges and fee income	784	783	727	828	824
2,111	1,995	6%	Net investment income	1,99	5	2,033	2,070	2,106	2,111
939	1,149	-18%	Asset management fees, commissions and other income	1,149	1,169	1,301	1,121	939

6,976	6,648	5%	Total revenues	6,648	6,669	6,771	6,772	6,976

Benefits and Expenses (1):
3,082	2,763	12%	Insurance and annuity benefits	2,763	2,683	2,658	2,725	3,082
806	745	8%	Interest credited to policyholders’ account balances	745	762	779	808	806
283	274	3%	Interest expense	274	276	281	289	283
(588)	(539)	-9%	Deferral of acquisition costs	(539)	(556)	(554)	(599)	(588)
338	272	24%	Amortization of acquisition costs	272	265	108	290	338
2,063	1,912	8%	General and administrative expenses	1,912	2,027	2,107	2,179	2,063

5,984	5,427	10%	Total benefits and expenses	5,427	5,457	5,379	5,692	5,984

992	1,221	-19%	Adjusted operating income before income taxes	1,221	1,212	1,392	1,080	992

Reconciling items:
(665)	147	-552%	Realized investment gains (losses), net, and related adjustments	147	41	(178)	(51)	(665)
(13)	(6)	-117%	Related charges	(6)	(7)	(2)	(40)	(13)

(678)	141	-581%	Total realized investment gains (losses), net, and related charges and adjustments	141	34	(180)	(91)	(678)

(262)	82	-420%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	82	(108)	36	(10)	(262)
200	(62)	423%	Change in experience-rated contractholder liabilities due to asset value changes	(62)	72	(6)	9	200
(112)	28	-500%	Divested businesses	28	18	(27)	(45)	(112)
(60)	(120)	50%	Equity in earnings of operating joint ventures	(120)	(100)	(103)	(77)	(60)

(912)	69	-1422%	Total reconciling items, before income taxes	69	(84)	(280)	(214)	(912)

80	1,290	-94%	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	1,290	1,128	1,112	866	80
47	379	-88%	Income tax expense	379	320	315	131	47

33	911	-96%	Income from continuing operations before equity in earnings of operating joint ventures	911	808	797	735	33

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	3/31/2007	6/30/2007	9/30/2007	12/31/2007		3/31/2008

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $110,980; $108,291; $111,668; $111,405; $117,893)	113,833	109,665	112,956	112,748		117,91	4
Fixed maturities, held to maturity, at amortized cost (fair value $3,407; $3,287; $3,411; $3,543; $3,741)	3,440	3,370	3,473	3,548		3,735
Trading account assets supporting insurance liabilities, at fair value	14,223	14,069	14,612	14,473		14,644
Other trading account assets, at fair value	2,284	2,214	3,354	3,471		2,684
Equity securities, available for sale, at fair value (cost $3,942; $3,928; $4,385; $4,497; $4,786)	4,592	4,588	4,683	4,640		4,551
Commercial loans	18,947	19,852	20,756	22,093		23,444
Policy loans	3,575	3,642	3,815	3,942		4,147
Securities purchased under agreements to resell	113	198	111	129		178
Other long-term investments	4,339	4,430	4,449	5,163		5,266
Short-term investments	3,291	5,421	3,183	3,852		4,176

Total investments	168,637	167,449	171,392	174,059		180,739
Cash and cash equivalents	5,950	5,584	7,687	9,624		8,133
Accrued investment income	1,468	1,432	1,519	1,496		1,540
Reinsurance recoverables	2,021	2,127	2,149	2,119		1,975
Deferred policy acquisition costs	10,067	10,404	11,032	11,396		11,924
Other assets	16,608	15,489	16,143	17,754		20,357
Separate account assets	181,618	187,403	195,324	195,58	3	181,902

Total assets	386,369	389,888	405,246	412,031		406,570

Liabilities:
Future policy benefits	56,490	55,692	58,117	60,259		63,590
Policyholders’ account balances	75,132	75,606	77,105	78,599		84,812
Reinsurance payables	1,472	1,556	1,593	1,552		1,396
Securities sold under agreements to repurchase	4,794	5,146	5,683	5,281		3,727
Cash collateral for loaned securities	3,697	4,497	5,017	3,041		2,761
Income taxes	3,199	2,746	2,826	3,402		3,575
Short-term debt	12,812	11,533	12,619	14,514		13,788
Long-term debt	10,080	9,401	9,771	12,351		13,302
Other liabilities	14,810	14,590	15,440	15,279		16,233
Separate account liabilities	181,618	187,403	195,324	195,583		181,902

Total liabilities	364,104	368,170	383,495	389,861		385,086

Attributed Equity:
Accumulated other comprehensive income (loss)	680	(117)	(300)	459		(473)
Other attributed equity	21,585	21,835	22,051	21,711		21,957

Total attributed equity	22,265	21,718	21,751	22,170		21,484

Total liabilities and attributed equity	386,369	389,888	405,246	412,031		406,570

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Three Months Ended March 31, 2008
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	3,102	1,134	200	1,772	(4)
Policy charges and fee income	824	695	43	87	(1)
Net investment income	2,111	504	964	462	181
Asset management fees, commissions and other income	939	177	659	180	(77)

Total revenues	6,976	2,510	1,866	2,501	99

Benefits and Expenses (1):
Insurance and annuity benefits	3,082	1,255	392	1,413	22
Interest credited to policyholders’ account balances	806	216	533	100	(43)
Interest expense	283	66	52	2	163
Deferral of acquisition costs	(588)	(280)	(29)	(294)	15
Amortization of acquisition costs	338	178	10	160	(10)
General and administrative expenses	2,063	774	621	681	(13)

Total benefits and expenses	5,984	2,209	1,579	2,062	134

Adjusted operating income (loss) before income taxes	992	301	287	439	(35)

	Three Months Ended March 31, 2007
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,720	1,073	96	1,553	(2)
Policy charges and fee income	784	667	44	72	1
Net investment income	1,995	470	934	386	205
Asset management fees, commissions and other income	1,149	230	745	219	(45)

Total revenues	6,648	2,440	1,819	2,230	159

Benefits and Expenses (1):
Insurance and annuity benefits	2,763	1,230	302	1,219	12
Interest credited to policyholders’ account balances	745	202	492	77	(26)
Interest expense	274	53	59	2	160
Deferral of acquisition costs	(539)	(270)	(19)	(261)	11
Amortization of acquisition costs	272	153	9	128	(18)
General and administrative expenses	1,912	754	556	591	11

Total benefits and expenses	5,427	2,122	1,399	1,756	150

Adjusted operating income before income taxes	1,221	318	420	474	9

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses change in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of March 31, 2008
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	180,739	37,860	69,724	62,005	11,150
Deferred policy acquisition costs	11,924	6,224	259	5,624	(183)
Other assets	32,005	5,441	9,799	10,668	6,097
Separate account assets	181,902	90,727	92,318	276	(1,419)

Total assets	406,570	140,252	172,100	78,573	15,645

Liabilities:
Future policy benefits	63,590	9,133	14,121	39,899	437
Policyholders’ account balances	84,812	23,925	44,881	19,120	(3,114)
Debt	27,090	5,297	3,987	1,112	16,694
Other liabilities	27,692	4,537	10,048	11,027	2,080
Separate account liabilities	181,902	90,727	92,318	276	(1,419)

Total liabilities	385,086	133,619	165,355	71,434	14,678

Attributed Equity:
Accumulated other comprehensive income (loss)	(473)	(118)	(531)	406	(230)
Other attributed equity	21,957	6,751	7,276	6,733	1,197

Total attributed equity	21,484	6,633	6,745	7,139	967

Total liabilities and attributed equity	406,570	140,252	172,100	78,573	15,645

	As of December 31, 2007
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	174,059	34,355	69,185	58,324	12,195
Deferred policy acquisition costs	11,396	6,152	233	5,187	(176)
Other assets	30,993	5,502	8,052	9,319	8,120
Separate account assets	195,583	99,713	97,030	268	(1,428)

Total assets	412,031	145,722	174,500	73,098	18,711

Liabilities:
Future policy benefits	60,259	8,730	14,298	36,773	458
Policyholders’ account balances	78,599	20,375	43,371	17,704	(2,851)
Debt	26,865	4,916	3,814	1,218	16,917
Other liabilities	28,555	5,320	9,962	10,037	3,236
Separate account liabilities	195,583	99,713	97,030	268	(1,428)

Total liabilities	389,861	139,054	168,475	66,000	16,332

Attributed Equity:
Accumulated other comprehensive income (loss)	459	59	(194)	702	(108)
Other attributed equity	21,711	6,609	6,219	6,396	2,487

Total attributed equity	22,170	6,668	6,025	7,098	2,379

Total liabilities and attributed equity	412,031	145,722	174,500	73,098	18,711

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of March 31, 2008			As of December 31, 2007
	Short-term Debt	Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Total Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	3,175	3,190	6,365	1,506	3,275	4,781
Investment related	6,257	7,640	13,897	8,116	7,120	15,236
Securities business related	3,299	1,319	4,618	3,405	1,371	4,776
Specified other businesses	758	919	1,677	1,179	381	1,560
Limited recourse and non-recourse borrowing	299	234	533	308	204	512

Total debt - Financial Services Businesses	13,788	13,302	27,090	14,514	12,351	26,865

Ratio of long-term and short-term capital debt to capitalization			22.1%			17.8%

Closed Block Business
Investment related	2,436	—	2,436	1,143	—	1,143
Limited recourse and non-recourse borrowing	—	1,750	1,750	—	1,750	1,750

Total debt	2,436	1,750	4,186	1,143	1,750	2,893

	As of March 31, 2008				As of December 31, 2007
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	5,134	1,231	—	6,365	3,661	1,120	—	4,781
Investment related	7,617	4,080	2,200	13,897	9,423	3,863	1,950	15,236
Securities business related	3,162	1,392	64	4,618	3,235	1,445	96	4,776
Specified other businesses	938	739	—	1,677	393	1,167	—	1,560
Limited recourse and non-recourse borrowing	—	—	533	533	—	—	512	512

Total debt - Financial Services Businesses	16,851	7,442	2,797	27,090	16,712	7,595	2,558	26,865

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $444 million of Surplus Notes for March 31, 2008 and December 31, 2007.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2007				2008
2008	2007			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
1,134	1,073	6%	Premiums	1,073	1,083	1,073	1,053	1,134
695	667	4%	Policy charges and fee income	667	672	632	715	695
504	470	7%	Net investment income	470	475	479	483	504
177	230	-23%	Asset management fees, commissions and other income	230	242	324	233	177

2,510	2,440	3%	Total revenues	2,440	2,472	2,508	2,484	2,510

			Benefits and Expenses (1):
1,255	1,230	2%	Insurance and annuity benefits	1,230	1,182	1,161	1,165	1,255
216	202	7%	Interest credited to policyholders’ account balances	202	205	201	209	216
66	53	25%	Interest expense	53	53	59	67	66
(280)	(270)	-4%	Deferral of acquisition costs	(270)	(287)	(290)	(304)	(280)
178	153	16%	Amortization of acquisition costs	153	140	1	164	178
774	754	3%	General and administrative expenses	754	789	820	817	774

2,209	2,122	4%	Total benefits and expenses	2,122	2,082	1,952	2,118	2,209

301	318	-5%	Adjusted operating income before income taxes	318	390	556	366	301

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2008
	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance
Revenues (1):
Premiums	1,134	148	19	967
Policy charges and fee income	695	285	304	106
Net investment income	504	180	161	163
Asset management fees, commissions and other income	177	67	89	21

Total revenues	2,510	680	573	1,257

Benefits and Expenses (1):
Insurance and annuity benefits	1,255	239	71	945
Interest credited to policyholders’ account balances	216	55	102	59
Interest expense	66	52	14	—
Deferral of acquisition costs	(280)	(108)	(163)	(9)
Amortization of acquisition costs	178	111	63	4
General and administrative expenses (2)	774	235	371	168

Total benefits and expenses	2,209	584	458	1,167

Adjusted operating income before income taxes	301	96	115	90

	Three Months Ended March 31, 2007
	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance
Revenues (1):
Premiums	1,073	126	21	926
Policy charges and fee income	667	272	299	96
Net investment income	470	155	151	164
Asset management fees, commissions and other income	230	78	133	19

Total revenues	2,440	631	604	1,205

Benefits and Expenses (1):
Insurance and annuity benefits	1,230	236	59	935
Interest credited to policyholders’ account balances	202	54	89	59
Interest expense	53	38	13	2
Deferral of acquisition costs	(270)	(103)	(154)	(13)
Amortization of acquisition costs	153	78	74	1
General and administrative expenses (2)	754	227	357	170

Total benefits and expenses	2,122	530	438	1,154

Adjusted operating income before income taxes	318	101	166	51

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $30 million for the three months ended March 31, 2008 and $32 million for the three months ended March 31, 2007, for the amortization, net of interest, of value of business acquired (VOBA).

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

INSURANCE DIVISION - INDIVIDUAL LIFE SALES, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2007				2008
2008	2007		1Q	2Q	3Q	4Q	1Q

		SALES:
		Excluding corporate-owned life insurance:
16	48	Variable life	48	19	19	20	16
40	44	Universal life	44	45	40	47	40
51	49	Term life	49	54	54	55	51

107	141	Total excluding corporate-owned life insurance	141	118	113	122	107
—	5	Corporate-owned life insurance	5	3	1	2	—

107	146	Total	146	121	114	124	107

		SALES BY DISTRIBUTION CHANNEL:
		Excluding corporate-owned life insurance:
40	42	Prudential Agents	42	42	44	46	40
67	99	Third party distribution	99	76	69	76	67
—	5	Corporate-owned life insurance	5	3	1	2	—

107	146	Total	146	121	114	124	107

		ACCOUNT VALUE ACTIVITY:
		Policyholders’ Account Balances (1):
6,582	6,165	Beginning balance	6,165	6,253	6,385	6,489	6,582
370	325	Premiums and deposits	325	345	299	329	370
(238)	(236)	Surrenders and withdrawals	(236)	(263)	(257)	(239)	(238)

132	89	Net sales	89	82	42	90	132
(39)	(46)	Benefit payments	(46)	(40)	(29)	(37)	(39)

93	43	Net flows	43	42	13	53	93
9	46	Interest credited and other	46	92	93	38	9
63	65	Net transfers from separate account	65	65	70	70	63
(71)	(66)	Policy charges	(66)	(67)	(72)	(68)	(71)

6,676	6,253	Ending balance	6,253	6,385	6,489	6,582	6,676

		Separate Account Liabilities:
18,585	17,586	Beginning balance	17,586	17,748	18,517	18,876	18,585
304	316	Premiums and deposits	316	314	360	292	304
(162)	(166)	Surrenders and withdrawals	(166)	(156)	(184)	(174)	(162)

142	150	Net sales	150	158	176	118	142
(10)	(28)	Benefit payments	(28)	(5)	(13)	(16)	(10)

132	122	Net flows	122	153	163	102	132
(1,183)	303	Change in market value, interest credited and other	303	880	461	(121)	(1,183)
(63)	(65)	Net transfers to general account	(65)	(65)	(70)	(70)	(63)
(195)	(198)	Policy charges	(198)	(199)	(195)	(202)	(195)

17,276	17,748	Ending balance	17,748	18,517	18,876	18,585	17,276

		FACE AMOUNT IN FORCE (2):
		Variable life	139,418	139,280	138,872	137,889	135,519
		Universal life	22,910	23,696	24,424	25,416	26,201
		Term life	264,840	282,434	300,056	316,969	331,139

		Total	427,168	445,410	463,352	480,274	492,859

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(2)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2007				2008
2008	2007		1Q	2Q	3Q	4Q	1Q

		Individual Life Insurance:
		Policy Surrender Experience:
178	167	Cash value of surrenders	167	175	223	187	178
3.1%	3.0%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.0%	3.1%	3.8%	3.2%	3.1%

		Death benefits per $1,000 of in force (1):
3.62	3.66	Variable and universal life	3.66	3.04	4.00	3.13	3.62
1.59	3.18	Term life	3.18	1.62	1.99	0.91	1.59
2.92	3.64	Total, Individual Life Insurance	3.64	2.68	3.38	2.36	2.92

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

INSURANCE DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS, ACCOUNT VALUES AND MINIMUM GUARANTEES

(in millions)

Year-to-date			2007				2008
2008	2007		1Q	2Q	3Q	4Q	1Q

		SALES AND ACCOUNT VALUES:
		Variable Annuities:
80,330	74,555	Beginning total account value	74,555	75,591	78,968	81,173	80,330
2,829	2,779	Sales	2,779	3,033	2,825	3,041	2,829
(2,173)	(2,310)	Surrenders and withdrawals	(2,310)	(2,515)	(2,328)	(2,415)	(2,173)

656	469	Net sales	469	518	497	626	656
(294)	(306)	Benefit payments	(306)	(299)	(265)	(261)	(294)

362	163	Net flows	163	219	232	365	362
(5,409)	1,168	Change in market value, interest credited, and other	1,168	3,478	2,295	(865)	(5,409)
(306)	(295)	Policy charges	(295)	(320)	(322)	(343)	(306)

74,977	75,591	Ending total account value	75,591	78,968	81,173	80,330	74,977

		Fixed Annuities:
3,488	3,748	Beginning total account value	3,748	3,679	3,608	3,546	3,488
17	21	Sales	21	20	16	16	17
(53)	(81)	Surrenders and withdrawals	(81)	(74)	(69)	(62)	(53)

(36)	(60)	Net redemptions	(60)	(54)	(53)	(46)	(36)
(43)	(43)	Benefit payments	(43)	(45)	(41)	(38)	(43)

(79)	(103)	Net flows	(103)	(99)	(94)	(84)	(79)
32	35	Interest credited and other	35	29	33	27	32
(1)	(1)	Policy charges	(1)	(1)	(1)	(1)	(1)

3,440	3,679	Ending total account value	3,679	3,608	3,546	3,488	3,440

		SALES BY DISTRIBUTION CHANNEL:
		Variable and Fixed Annuities (1):

646	589	Insurance Agents	589	660	607	713	646
344	346	Wirehouses (2)	346	407	385	428	344
1,856	1,865	Independent Financial Planners (3)	1,865	1,986	1,849	1,916	1,856

2,846	2,800	Total	2,800	3,053	2,841	3,057	2,846

		VARIABLE ANNUITY MINIMUM DEATH BENEFIT GUARANTEES (4):
		Return of net deposits:
		Account value	38,287	40,762	42,708	42,995	40,817
		Net amount at risk	1,433	1,268	1,171	1,204	1,631

		Minimum return, anniversary contract value, or maximum contract value:
		Account value	32,059	32,925	33,184	32,194	29,401
		Net amount at risk	2,439	2,108	1,978	2,255	3,823

		Variable Annuity Account Values with Living Benefit Features (4):
		Guaranteed minimum accumulation benefits	10,731	11,335	11,757	11,724	10,933
		Guaranteed minimum withdrawal benefits	2,105	2,229	2,274	2,234	2,006
		Guaranteed minimum income benefits	7,269	7,386	7,320	6,948	6,233
		Guaranteed minimum withdrawal & income benefits	10,205	12,448	14,659	16,260	16,863

		Total	30,310	33,398	36,010	37,166	36,035

(1)	Amounts represent gross sales.
(2)	Annuity sales for one of our distribution firms have been reclassified from the Independent Financial Planner channel to the Wirehouse channel for all periods presented to reflect current administration by Prudential Annuities.
(3)	Including bank distribution.
(4)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

INSURANCE DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2007				2008
2008	2007		1Q	2Q	3Q	4Q	1Q

		INDIVIDUAL ANNUITIES:
		Account Values in General Account (1):
8,644	9,527	Beginning balance	9,527	9,246	8,784	8,647	8,644
73	83	Premiums and deposits	83	79	62	68	73
(251)	(333)	Surrenders and withdrawals	(333)	(307)	(263)	(253)	(251)

(178)	(250)	Net redemptions	(250)	(228)	(201)	(185)	(178)
(103)	(102)	Benefit payments	(102)	(105)	(96)	(89)	(103)

(281)	(352)	Net flows	(352)	(333)	(297)	(274)	(281)
99	85	Interest credited and other	85	84	89	84	99
3,552	(13)	Net transfers (to) from separate account	(13)	(212)	72	188	3,552
(1)	(1)	Policy charges	(1)	(1)	(1)	(1)	(1)

12,013	9,246	Ending balance	9,246	8,784	8,647	8,644	12,013

		Account Values in Separate Account:
75,174	68,776	Beginning balance	68,776	70,024	73,792	76,072	75,174
2,773	2,717	Premiums and deposits	2,717	2,974	2,779	2,989	2,773
(1,975)	(2,058)	Surrenders and withdrawals	(2,058)	(2,282)	(2,134)	(2,224)	(1,975)

798	659	Net sales	659	692	645	765	798
(234)	(247)	Benefit payments	(247)	(239)	(210)	(210)	(234)

564	412	Net flows	412	453	435	555	564
(5,476)	1,118	Change in market value, interest credited and other	1,118	3,423	2,239	(922)	(5,476)
(3,552)	13	Net transfers (to) from general account	13	212	(72)	(188)	(3,552)
(306)	(295)	Policy charges	(295)	(320)	(322)	(343)	(306)

66,404	70,024	Ending balance	70,024	73,792	76,072	75,174	66,404

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2007				2008
2008	2007		1Q	2Q	3Q	4Q	1Q

		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
112	103	Group life	103	26	33	35	112
114	92	Group disability (1)	92	26	21	16	114

226	195	Total	195	52	54	51	226

		Future Policy Benefits (2):
		Group life	2,103	2,105	2,032	2,240	2,099
		Group disability (1)	589	614	640	662	774

		Total	2,692	2,719	2,672	2,902	2,873

		Policyholders’ Account Balances (2):
		Group life	5,439	5,521	5,610	5,734	5,824
		Group disability (1)	109	124	132	148	137

		Total	5,548	5,645	5,742	5,882	5,961

		Separate Account Liabilities (2):
		Group life	16,898	17,293	19,462	19,992	19,363
		Group disability (1)	—	—	—	—	—

		Total	16,898	17,293	19,462	19,992	19,363

		Group Life Insurance:
949	832	Gross premiums, policy charges and fee income (3)	832	860	841	889	949
793	811	Earned premiums, policy charges and fee income	811	810	784	773	793
87.1%	91.5%	Benefits ratio	91.5%	91.1%	88.4%	90.4%	87.1%
8.2%	9.6%	Administrative operating expense ratio	9.6%	9.3%	9.8%	8.4%	8.2%
		Persistency ratio	95.6%	95.3%	94.2%	93.6%	94.7%

		Group Disability Insurance (1):
288	217	Gross premiums, policy charges and fee income (3)	217	225	233	227	288
280	211	Earned premiums, policy charges and fee income	211	216	223	217	280
91.1%	91.0%	Benefits ratio	91.0%	84.7%	82.1%	88.9%	91.1%
17.4%	22.1%	Administrative operating expense ratio	22.1%	20.0%	20.6%	21.2%	17.4%
		Persistency ratio	92.1%	91.1%	88.9%	88.0%	91.4%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

INSURANCE DIVISION - DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2007				2008
2008	2007		1Q	2Q	3Q	4Q	1Q

		INDIVIDUAL LIFE INSURANCE:
3,855	3,550	Beginning balance	3,550	3,570	3,678	3,841	3,855
108	103	Capitalization	103	115	115	119	108
(111)	(78)	Amortization - operating results	(78)	(64)	68	(90)	(111)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
(47)	(5)	Impact of unrealized (gains) or losses on AFS securities	(5)	57	(20)	(15)	(47)

3,805	3,570	Ending balance	3,570	3,678	3,841	3,855	3,805

		INDIVIDUAL ANNUITIES:
1,976	1,613	Beginning balance	1,613	1,671	1,791	1,876	1,976
163	154	Capitalization	154	168	158	173	163
(63)	(74)	Amortization - operating results	(74)	(75)	(66)	(70)	(63)
15	1	Amortization - realized investment gains and losses	1	(1)	5	2	15
2	(10)	Impact of unrealized (gains) or losses on AFS securities	(10)	28	(12)	(5)	2
—	(13)	Other (1)	(13)	—	—	—	—

2,093	1,671	Ending balance	1,671	1,791	1,876	1,976	2,093

		GROUP INSURANCE:
321	284	Beginning balance	284	296	299	313	321
9	13	Capitalization	13	4	17	12	9
(4)	(1)	Amortization - operating results	(1)	(1)	(3)	(4)	(4)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

326	296	Ending balance	296	299	313	321	326

		TOTAL INSURANCE DIVISION:
6,152	5,447	Beginning balance	5,447	5,537	5,768	6,030	6,152
280	270	Capitalization	270	287	290	304	280
(178)	(153)	Amortization - operating results	(153)	(140)	(1)	(164)	(178)
15	1	Amortization - realized investment gains and losses	1	(1)	5	2	15
(45)	(15)	Impact of unrealized (gains) or losses on AFS securities	(15)	85	(32)	(20)	(45)
—	(13)	Other (1)	(13)	—	—	—	—

6,224	5,537	Ending balance	5,537	5,768	6,030	6,152	6,224

(1)	Reflects the impact of adoption of SOP 05-1 on January 1, 2007.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2007				2008
2008	2007			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
200	96	108%	Premiums	96	71	88	74	200
43	44	-2%	Policy charges and fee income	44	44	40	44	43
964	934	3%	Net investment income	934	972	979	1,010	964
659	745	-12%	Asset management fees, commissions and other income	745	747	744	768	659

1,866	1,819	3%	Total revenues	1,819	1,834	1,851	1,896	1,866

			Benefits and Expenses (1):
392	302	30%	Insurance and annuity benefits	302	276	290	277	392
533	492	8%	Interest credited to policyholders’ account balances	492	508	528	545	533
52	59	-12%	Interest expense	59	64	76	75	52
(29)	(19)	-53%	Deferral of acquisition costs	(19)	(25)	(19)	(28)	(29)
10	9	11%	Amortization of acquisition costs	9	11	11	7	10
621	556	12%	General and administrative expenses	556	623	654	648	621

1,579	1,399	13%	Total benefits and expenses	1,399	1,457	1,540	1,524	1,579

287	420	-32%	Adjusted operating income before income taxes	420	377	311	372	287

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Three Months Ended March 31, 2008
	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	200	—	—	200
Policy charges and fee income	43	—	—	43
Net investment income	964	71	—	893
Asset management fees, commissions and other income	659	477	51	131

Total revenues	1,866	548	51	1,267

Benefits and Expenses (1):
Insurance and annuity benefits	392	—	—	392
Interest credited to policyholders’ account balances	533	—	—	533
Interest expense	52	22	—	30
Deferral of acquisition costs	(29)	(4)	—	(25)
Amortization of acquisition costs	10	5	—	5
General and administrative expenses	621	406	7	208

Total benefits and expenses	1,579	429	7	1,143

Adjusted operating income before income taxes	287	119	44	124

	Three Months Ended March 31, 2007
	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	96	—	—	96
Policy charges and fee income	44	—	—	44
Net investment income	934	40	—	894
Asset management fees, commissions and other income	745	505	111	129

Total revenues	1,819	545	111	1,163

Benefits and Expenses (1):
Insurance and annuity benefits	302	—	—	302
Interest credited to policyholders’ account balances	492	—	—	492
Interest expense	59	10	—	49
Deferral of acquisition costs	(19)	(4)	—	(15)
Amortization of acquisition costs	9	6	—	3
General and administrative expenses	556	358	14	184

Total benefits and expenses	1,399	370	14	1,015

Adjusted operating income before income taxes	420	175	97	148

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2007

INVESTMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR

ASSET MANAGEMENT SEGMENT

		% Change	Supplementary Revenue Information (in millions):
Year-to-date				2007				2008
2008	2007			1Q	2Q	3Q	4Q	1Q

			Analysis of revenues by type:
281	262	7%	Asset management fees	262	271	265	283	281
101	131	-23%	Incentive, transaction, principal investing and capital markets revenue	131	159	133	137	101
166	152	9%	Service, distribution and other revenues	152	160	160	206	166

548	545	1%	Total Asset Management segment revenues	545	590	558	626	548

			Analysis of asset management fees by source:
133	117	14%	Institutional customers	117	123	118	130	133
81	84	-4%	Retail customers	84	87	87	89	81
67	61	10%	General account	61	61	60	64	67

281	262	7%	Total asset management fees	262	271	265	283	281

Supplementary Assets Under Management Information (in billions):

	March 31, 2008
	Equity	Fixed Income	Real Estate	Total
Institutional customers	52.1	93.3	28.8	174.2
Retail customers	60.2	20.0	1.6	81.8
General account	4.2	172.8	0.9	177.9

Total	116.5	286.1	31.3	433.9

	March 31, 2007
	Equity	Fixed Income	Real Estate	Total
Institutional customers	55.2	81.8	24.0	161.0
Retail customers	61.8	20.5	1.9	84.2
General account	4.1	163.9	0.9	168.9

Total	121.1	266.2	26.8	414.1

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

INVESTMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2007				2008
2008	2007		1Q	2Q	3Q	4Q	1Q

		Institutional Assets Under Management:
		Assets gathered by Investment Management & Advisory Services sales force:
141.7	122.9	Beginning assets under management	122.9	127.0	132.0	135.0	141.7
6.5	5.1	Additions (1)	5.1	6.3	5.4	11.1	6.5
(4.3)	(3.9)	Withdrawals (2)	(3.9)	(4.6)	(6.0)	(6.4)	(4.3)
(2.8)	2.5	Change in market value	2.5	3.5	3.7	1.2	(2.8)
(1.0)	0.4	Net money market flows	0.4	(0.2)	(0.1)	0.8	(1.0)

140.1	127.0	Ending assets under management	127.0	132.0	135.0	141.7	140.1
34.1	34.0	Affiliated institutional assets under management	34.0	34.2	35.1	34.7	34.1

174.2	161.0	Total assets managed for institutional customers at end of period	161.0	166.2	170.1	176.4	174.2

2.2	1.2	Net institutional additions (withdrawals) other than money market	1.2	1.7	(0.6)	4.7	2.2

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
50.9	43.4	Beginning assets under management	43.4	47.7	49.3	51.3	50.9
3.5	2.9	Additions	2.9	2.3	2.7	2.6	3.5
(2.5)	(2.6)	Withdrawals	(2.6)	(3.0)	(2.4)	(2.4)	(2.5)
(4.0)	1.1	Change in market value	1.1	2.3	1.7	(0.2)	(4.0)
0.3	0.1	Net money market flows	0.1	—	—	(0.6)	0.3
—	2.8	Other (3)	2.8	—	—	0.2	—

48.2	47.7	Ending assets under management	47.7	49.3	51.3	50.9	48.2
33.6	36.5	Affiliated retail assets under management	36.5	37.8	37.2	35.7	33.6

81.8	84.2	Total assets managed for retail customers at end of period	84.2	87.1	88.5	86.6	81.8

1.0	0.3	Net retail additions (withdrawals) other than money market	0.3	(0.7)	0.3	0.2	1.0

		Wrap-fee Product Assets Under Administration:
81.7	69.1	Beginning total wrap-fee product assets	69.1	72.3	78.7	82.1	81.7
4.7	5.8	Additions (4)	5.8	5.7	3.6	4.0	4.7
(5.4)	(3.8)	Withdrawals	(3.8)	(3.9)	(3.6)	(4.2)	(5.4)
(5.1)	1.2	Change in market value	1.2	4.6	3.4	(0.2)	(5.1)

75.9	72.3	Ending total wrap-fee product assets	72.3	78.7	82.1	81.7	75.9

(0.7)	2.0	Net wrap-fee product additions (withdrawals)	2.0	1.8	—	(0.2)	(0.7)

(1)	Additions include $0.2 billion for the three months ended March 31, 2008 and $0.3 billion for the three months ended June 30, 2007 for assets transferred from the Retirement segment.
(2)	Withdrawals include $(0.1) billion for the three months ended December 31, 2007 and $(0.4) billion for the three months ended September 30, 2007, for assets transferred to the Retirement segment.
(3)	Represents transfer of retail assets from an externally managed fund family to the Jennison Dryden Fund Family (internally managed).
(4)	Substantially all relates to a contractual arrangement with Wachovia which provides for an essentially fixed annual fee and is scheduled to expire July 1, 2008.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

INVESTMENT DIVISION - SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date			2007				2008
2008	2007		1Q	2Q	3Q	4Q	1Q

		Information pertaining to Wachovia Securities Financial Holdings, LLC:

		Revenues:
95	79	Net investment income	79	77	75	75	95
844	529	Commissions	529	519	484	511	844
981	588	Fees	588	608	644	668	981
123	75	Other non-interest revenues (1)	75	84	62	194	123

2,043	1,271	Total revenues	1,271	1,288	1,265	1,448	2,043
1,863	978	Expenses (1)	978	1,043	1,009	1,265	1,863
1,677	978	Expenses before transition costs	978	1,043	1,009	1,238	1,677
186	—	Transition costs	—	—	—	27	186

1,863	978	Total expenses	978	1,043	1,009	1,265	1,863

180	293	Income before income taxes	293	245	256	183	180

44	111	Prudential Financial, Inc’s. share of Wachovia Securities Financial Holdings, LLC (2)	111	94	97	69	44
7	—	Purchase accounting and related adjustments	—	(1)	—	—	7

51	111	Prudential Financial, Inc., equity income from Wachovia Securities Financial Holdings, LLC	111	93	97	69	51

		Recurring revenue as a percentage of total revenue (3)	54.8%	55.2%	56.6%	58.6%	59.1%
		Total client assets ($ in billions) (4)	768.0	791.4	802.4	799.2	1,149.2
		Distribution representatives (4):
		Series 7 Financial Advisors	8,073	8,193	8,272	8,343	14,456
		Series 6 Financial Representatives	2,521	2,531	2,996	3,296	4,059
		Customer debit balances ($ in billions) (4)	4.5	4.6	4.6	5.1	6.4

44	97	Prudential Financial, Inc. income from investment in Wachovia Securities Financial Holdings, LLC, including share of results, costs incurred at Prudential level, and purchase accounting adjustments (2)	97	72	85	43	44

(1)	In the fourth quarter of 2007, Wachovia Securities changed its presentation of certain revenues that were received from customers and subsequently remitted to third parties, formerly reported on a net basis, to report the activity on a gross basis as Other non-interest revenues and Expenses. This reclassification had no impact on income before taxes. Wachovia Securities did not restate prior periods, but rather reflected the reclassification of amounts for the first nine months of 2007 together with 4Q 2007 activity.
(2)	On January 1, 2008, Wachovia Corporation combined the retail securities brokerage business of Wachovia Securities with the acquired A.G. Edwards business. The Company has elected the “lookback” option under the terms of the agreements relating to the joint venture. The “lookback” option permits the Company to delay for two years following the combination of the A.G. Edwards business with Wachovia Securities the Company’s decision to make or not to make an additional capital contribution to the joint venture or other payments to avoid or limit dilution of its ownership interest in the joint venture. During this “lookback” period, the Company’s share in the earnings of the joint venture and transition costs associated with the combination of the A.G. Edwards business with Wachovia Securities is based on a diluted ownership level. The ownership level applied is based on the Company’s estimate for purposes of reporting results for the first quarter of 2008. The ownership level, and consequently the Company’s share in earnings and transition costs, may be subsequently adjusted as a result of completion of definitive valuation of the business and possible modification of existing agreements relating to the joint venture. The company does not anticipate any such adjustment to have a material effect on its reported results of operations.
(3)	Calculated on a YTD annualized basis.
(4)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

INVESTMENT DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2007				2008
2008	2007		1Q	2Q	3Q	4Q	1Q

		RETIREMENT SALES AND ACCOUNT VALUES

		Full Service:
112,192	97,430	Beginning total account value	97,430	99,558	104,033	105,601	112,192
4,586	4,003	Deposits and sales	4,003	3,212	3,219	4,258	4,586
(3,933)	(3,433)	Withdrawals and benefits	(3,433)	(3,203)	(3,309)	(3,804)	(3,933)
(5,785)	1,558	Change in market value, interest credited and interest income (1)	1,558	4,466	1,658	(1,119)	(5,785)
—	—	Acquisition (2)	—	—	—	7,256	—

107,060	99,558	Ending total account value	99,558	104,033	105,601	112,192	107,060

653	570	Net additions (withdrawals)	570	9	(90)	454	653

		Stable value account values included above	30,758	31,274	31,578	32,314	33,279

		Institutional Investment Products:
51,591	50,269	Beginning total account value	50,269	50,661	50,926	51,627	51,591
1,810	1,533	Additions	1,533	1,597	545	1,298	1,810
(1,702)	(1,743)	Withdrawals and benefits (3)	(1,743)	(1,067)	(1,193)	(1,863)	(1,702)
561	607	Change in market value, interest credited and interest income	607	325	933	900	561
(593)	(5)	Other (3)	(5)	(590)	416	(371)	(593)

51,667	50,661	Ending total account value	50,661	50,926	51,627	51,591	51,667

108	(210)	Net additions (withdrawals)	(210)	530	(648)	(565)	108

(1)	Includes $511 million for second quarter of 2007 representing a transfer within the Retirement segment from Institutional Investment Products to Full Service as a result of one client’s change in contract form.
(2)	On December 31, 2007, the company acquired a portion of the Union Bank of California, N.A.’s retirement business.
(3)	“Other” activity includes transfers from (to) the Asset Management segment of $(206) million, $(332) million, $407 million and $110 million for the first quarter of 2008 and the second, third and fourth quarters of 2007, respectively. “Other” activity also includes $(511) million for the second quarter of 2007 representing a transfer within the Retirement segment from Institutional Investment Products to Full Service as a result of one client’s change in contract form. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2007				2008
2008	2007			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
1,772	1,553	14%	Premiums	1,553	1,531	1,518	1,590	1,772
87	72	21%	Policy charges and fee income	72	73	72	76	87
462	386	20%	Net investment income	386	405	419	434	462
180	219	-18%	Asset management fees, commissions and other income	219	215	282	182	180

2,501	2,230	12%	Total revenues	2,230	2,224	2,291	2,282	2,501

			Benefits and Expenses (1):
1,413	1,219	16%	Insurance and annuity benefits	1,219	1,219	1,194	1,275	1,413
100	77	30%	Interest credited to policyholders’ account balances	77	79	84	90	100
2	2	0%	Interest expense	2	3	8	6	2
(294)	(261)	-13%	Deferral of acquisition costs	(261)	(259)	(253)	(284)	(294)
160	128	25%	Amortization of acquisition costs	128	126	103	129	160
681	591	15%	General and administrative expenses	591	603	618	673	681

2,062	1,756	17%	Total benefits and expenses	1,756	1,771	1,754	1,889	2,062

439	474	-7%	Adjusted operating income before income taxes	474	453	537	393	439

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Three Months Ended March 31, 2008
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	1,772	1,262	510	—
Policy charges and fee income	87	70	17	—
Net investment income	462	232	216	14
Asset management fees, commissions and other income	180	13	5	162

Total revenues	2,501	1,577	748	176

Benefits and Expenses (1):
Insurance and annuity benefits	1,413	1,001	412	—
Interest credited to policyholders’ account balances	100	43	57	—
Interest expense	2	3	(2)	1
Deferral of acquisition costs	(294)	(221)	(73)	—
Amortization of acquisition costs	160	121	39	—
General and administrative expenses	681	345	187	149

Total benefits and expenses	2,062	1,292	620	150

Adjusted operating income before income taxes	439	285	128	26

	Three Months Ended March 31, 2007
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	1,553	1,086	467	—
Policy charges and fee income	72	56	16	—
Net investment income	386	187	191	8
Asset management fees, commissions and other income	219	30	20	169

Total revenues	2,230	1,359	694	177

Benefits and Expenses (1):
Insurance and annuity benefits	1,219	848	371	—
Interest credited to policyholders’ account balances	77	34	43	—
Interest expense	2	3	(2)	1
Deferral of acquisition costs	(261)	(196)	(65)	—
Amortization of acquisition costs	128	97	31	—
General and administrative expenses	591	304	173	114

Total benefits and expenses	1,756	1,090	551	115

Adjusted operating income before income taxes	474	269	143	62

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2007				2008
2008	2007		1Q	2Q	3Q	4Q	1Q

		Japanese Yen Basis Results:
		Revenues (1):
¥117,421	¥110,156	Japanese insurance operations excluding Gibraltar Life	¥110,156	¥103,721	¥103,633	¥103,043	¥117,421
82,122	80,488	Gibraltar Life	80,488	86,405	82,645	79,042	82,122

199,543	190,644	Total revenues, Japan, yen basis	190,644	190,126	186,278	182,085	199,543

		Benefits and Expenses (1):
92,701	86,553	Japanese insurance operations excluding Gibraltar Life	86,553	80,649	79,125	83,597	92,701
68,126	65,133	Gibraltar Life	65,133	70,199	66,148	64,992	68,126

160,827	151,686	Total benefits and expenses, Japan, yen basis	151,686	150,848	145,273	148,589	160,827

		Adjusted operating income (2):
24,720	23,603	Japanese insurance operations excluding Gibraltar Life	23,603	23,072	24,508	19,446	24,720
13,996	15,355	Gibraltar Life	15,355	16,206	16,497	14,050	13,996

¥38,716	¥38,958	Total adjusted operating income, Japan, yen basis	¥38,958	¥39,278	¥41,005	¥33,496	¥38,716

		U.S. Dollar adjusted operating income (3):
$231	$218	Japanese insurance operations excluding Gibraltar Life	$218	$212	$224	$186	$231
128	143	Gibraltar Life	143	157	157	121	128

359	361	Total adjusted operating income, Japan, U.S. dollar basis	361	369	381	307	359
54	51	All other countries (4)	51	41	42	46	54

$413	$412	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$412	$410	$423	$353	$413

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.
(4)	Results include corporate management and development expenses incurred in the U.S. related to Japanese Insurance operations excluding Gibraltar Life.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2007				2008
2008	2007		1Q	2Q	3Q	4Q	1Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
953	787	Japan, excluding Gibraltar Life	787	719	731	765	953
527	483	Gibraltar Life	483	523	472	501	527
379	355	All other countries	355	362	387	400	379

1,859	1,625	Total	1,625	1,604	1,590	1,666	1,859

		Annualized new business premiums:
163	153	Japan, excluding Gibraltar Life	153	109	103	126	163
94	73	Gibraltar Life (2)	73	90	86	93	94
72	70	All other countries	70	69	75	83	72

329	296	Total	296	268	264	302	329

		Annualized new business premiums by distribution channel:
235	223	Life Planners	223	178	178	209	235
88	67	Gibraltar Life Advisors	67	85	82	86	88
6	6	Banks (3)	6	5	4	7	6

329	296	Total	296	268	264	302	329

		Constant exchange rate basis (4):

		Net premiums, policy charges and fee income:
941	885	Japan, excluding Gibraltar Life	885	819	812	816	941
542	544	Gibraltar Life	544	587	537	538	542
378	357	All other countries	357	360	382	390	378

1,861	1,786	Total	1,786	1,766	1,731	1,744	1,861

		Annualized new business premiums:
161	165	Japan, excluding Gibraltar Life	165	118	111	131	161
96	79	Gibraltar Life (2)	79	97	93	96	96
72	71	All other countries	71	70	75	80	72

329	315	Total	315	285	279	307	329

		Annualized new business premiums by distribution channel:
233	236	Life Planners	236	188	186	211	233
90	73	Gibraltar Life Advisors	73	92	89	90	90
6	6	Banks (3)	6	5	4	6	6

329	315	Total	315	285	279	307	329

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Methodology for determining Gibraltar Life’s annualized new business premium on a constant and actual exchange rate basis has been revised to more clearly report the trend of U.S. dollar product sales. Prior period amounts have been restated to conform to current presentation.
(3)	Substantially all bank channel distribution represents U.S. dollar denominated Gibraltar Life fixed annuities.
(4)	Foreign currencies translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar; Korean won 950 per U.S. dollar.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2007				2008
	1Q	2Q	3Q	4Q	1Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	231	233	236	238	242
Gibraltar Life	188	186	186	186	185
All other countries	103	104	105	106	108

Total	522	523	527	530	535

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,118	2,144	2,167	2,194	2,232
Gibraltar Life	3,846	3,816	3,815	3,817	3,804
All other countries	1,225	1,246	1,270	1,296	1,311

Total	7,189	7,206	7,252	7,307	7,347

International life insurance policy persistency:

Excluding Gibraltar Life:
13 months	92.8%	92.7%	92.6%	92.4%	92.4%
25 months	86.9%	86.9%	86.5%	85.9%	85.9%

Gibraltar Life:
13 months	93.9%	93.5%	92.6%	91.7%	91.2%
25 months	88.0%	87.9%	88.0%	87.9%	87.2%

Number of Life Planners at end of period:
Japan	3,001	3,012	3,030	3,068	3,108
All other countries	2,892	2,989	3,008	3,098	3,030

Total life planners	5,893	6,001	6,038	6,166	6,138

Gibraltar Life Advisors	5,952	5,815	5,944	6,264	6,035

(1)	Foreign currencies translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar; Korean won 950 per U.S. dollar.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2008				December 31, 2007
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	130,422	34,315	96,107	56.5%	128,130	37,168	90,962	55.8%
Public, held to maturity, at amortized cost	3,015	—	3,015	1.8%	2,879	—	2,879	1.8%
Private, available for sale, at fair value	32,415	12,243	20,172	11.9%	32,559	12,246	20,313	12.5%
Private, held to maturity, at amortized cost	720	—	720	0.4%	669	—	669	0.4%
Trading account assets supporting insurance liabilities, at fair value	14,644	—	14,644	8.6%	14,473	—	14,473	8.9%
Other trading account assets, at fair value	359	149	210	0.1%	346	142	204	0.1%
Equity securities, available for sale, at fair value	8,121	3,578	4,543	2.7%	8,569	3,940	4,629	2.8%
Commercial loans	29,674	8,494	21,180	12.5%	27,557	7,954	19,603	12.0%
Policy loans	9,538	5,391	4,147	2.4%	9,337	5,395	3,942	2.4%
Other long-term investments (1)	3,832	1,139	2,693	1.6%	3,992	1,268	2,724	1.7%
Short-term investments (2)	4,169	1,555	2,614	1.5%	3,983	1,385	2,598	1.6%

Subtotal (3)	236,909	66,864	170,045	100.0%	232,494	69,498	162,996	100.0%

Invested assets of other entities and operations (4)	10,694	—	10,694		11,063	—	11,063

Total investments	247,603	66,864	180,739		243,557	69,498	174,059

Fixed Maturities by Credit Quality (3):

		March 31, 2008					December 31, 2007
		Financial Services Businesses					Financial Services Businesses
		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (5)	Rating Agency Equivalent
1	Aaa, Aa, A	79,733	2,418	1,958	80,193	80.9%	74,678	2,036	1,184	75,530	80.5%
2	Baa	14,811	443	795	14,459	14.6%	13,573	490	351	13,712	14.6%

Subtotal Investment Grade		94,544	2,861	2,753	94,652	95.5%	88,251	2,526	1,535	89,242	95.1%

3	Ba	2,976	52	192	2,836	2.9%	2,830	68	102	2,796	3.1%
4	B	1,586	24	139	1,471	1.5%	1,681	38	82	1,637	1.7%
5	C and lower	129	3	14	118	0.1%	115	5	6	114	0.1%
6	In or near default	28	7	2	33	0.0%	34	5	1	38	0.0%

Subtotal Below Investment Grade		4,719	86	347	4,458	4.5%	4,660	116	191	4,585	4.9%

Total		99,263	2,947	3,100	99,110	100.0%	92,911	2,642	1,726	93,827	100.0%

Private Fixed Maturities:
NAIC Rating (5)	Rating Agency Equivalent
1	Aaa, Aa, A	7,062	237	135	7,164	34.3%	7,139	230	84	7,285	34.7%
2	Baa	10,874	345	255	10,964	52.4%	10,595	344	118	10,821	51.6%

Subtotal Investment Grade		17,936	582	390	18,128	86.7%	17,734	574	202	18,106	86.3%

3	Ba	1,638	51	33	1,656	7.9%	1,637	49	26	1,660	7.9%
4	B	747	6	27	726	3.5%	738	6	12	732	3.5%
5	C and lower	195	5	6	194	0.9%	319	8	4	323	1.5%
6	In or near default	211	13	18	206	1.0%	147	23	—	170	0.8%

Subtotal Below Investment Grade		2,791	75	84	2,782	13.3%	2,841	86	42	2,885	13.7%

Total		20,727	657	474	20,910	100.0%	20,575	660	244	20,991	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investment in operating joint ventures, which includes our investment in Wachovia Securities) and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Short-term investments consist primarily of money market funds with virtually no sub-prime exposure.
(3)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(4)	Includes invested assets of securities brokerage, securities trading, banking operations, real estate and relocation services, and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet.
(5)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of March 31, 2008 and December 31, 2007, respectively, 231 securities with amortized cost of $2,549 million (fair value $2,488 million) and 196 securities with amortized cost of $2,306 million (fair value, $2,319 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2008		December 31, 2007
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	38,163	70.0%	34,752	68.5%
Public, held to maturity, at amortized cost	3,015	5.5%	2,879	5.7%
Private, available for sale, at fair value	3,576	6.5%	3,467	6.8%
Private, held to maturity, at amortized cost	720	1.3%	668	1.3%
Trading account assets supporting insurance liabilities, at fair value	1,136	2.1%	1,132	2.2%
Other trading account assets, at fair value	49	0.1%	48	0.1%
Equity securities, available for sale, at fair value	2,545	4.7%	2,550	5.0%
Commercial loans	3,046	5.6%	2,881	5.7%
Policy loans	1,287	2.4%	1,133	2.2%
Other long-term investments (1)	918	1.7%	993	2.0%
Short-term investments	54	0.1%	239	0.5%

Total	54,509	100.0%	50,742	100.0%

	March 31, 2008		December 31, 2007
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available for sale, at fair value	57,944	50.2%	56,210	50.1%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	16,596	14.4%	16,846	15.0%
Private, held to maturity, at amortized cost	—	0.0%	1	0.0%
Trading account assets supporting insurance liabilities, at fair value	13,508	11.7%	13,341	11.9%
Other trading account assets, at fair value	161	0.1%	156	0.1%
Equity securities, available for sale, at fair value	1,998	1.7%	2,079	1.9%
Commercial loans	18,134	15.7%	16,722	14.9%
Policy loans	2,860	2.5%	2,809	2.5%
Other long-term investments (1)	1,775	1.5%	1,731	1.5%
Short-term investments	2,560	2.2%	2,359	2.1%

Total	115,536	100.0%	112,254	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Three Months Ended March 31
	2008			2007
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.77%	1,380	(385)	4.95%	1,414	27
Equity securities	4.01%	46	(56)	4.61%	44	131
Commercial loans	5.82%	231	1	6.17%	204	(4)
Policy loans	5.05%	51	—	4.98%	44	—
Short-term investments and cash equivalents	4.18%	99	—	5.45%	96	(7)
Other investments	4.95%	36	(345)	6.61%	47	35

Gross investment income before investment expenses	4.84%	1,843	(785)	5.11%	1,849	182
Investment expenses	-0.15%	(80)	—	-0.15%	(139)	—

Subtotal	4.69%	1,763	(785)	4.96%	1,710	182

Investment results of other entities and operations (2)		358	(17)		292	31
Less, investment income relating to divested businesses		(10)			(7)

Total		2,111	(802)		1,995	213

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Includes investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, commercial loans, discontinued real estate operations, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and based on quarterly averages calculated using beginning and end of period balances. Yields are based on carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses. Prior periods yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2008			2007
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.78%	300	(49)	2.61%	252	25
Equity securities	2.20%	14	(51)	2.64%	13	120
Commercial loans	4.54%	33	3	4.32%	30	2
Policy loans	3.84%	12	—	3.71%	9	—
Short-term investments and cash equivalents	1.55%	3	—	2.67%	5	(1)
Other investments	9.06%	23	(22)	10.61%	25	(11)

Gross investment income before investment expenses	2.98%	385	(119)	2.91%	334	135
Investment expenses	-0.18%	(23)	—	-0.17%	(23)	—

Total	2.80%	362	(119)	2.74%	311	135

(1)	Yields are annualized, for interim periods, and based on quarterly averages calculated using beginning and end of period balances. Yields are based on carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses. Prior periods yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2008			2007
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.00%	1,080	(336)	6.24%	1,162	2
Equity securities	6.36%	32	(5)	6.80%	31	11
Commercial loans	6.11%	198	(2)	6.66%	174	(6)
Policy loans	5.57%	39	—	5.51%	35	—
Short-term investments and cash equivalents	4.45%	96	—	5.89%	91	(6)
Other investments	2.81%	13	(323)	4.56%	22	46

Gross investment income before investment expenses	5.83%	1,458	(666)	6.23%	1,515	47
Investment expenses	-0.13%	(57)	—	-0.15%	(116)	—

Total	5.70%	1,401	(666)	6.08%	1,399	47

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Yields are annualized, for interim periods, and based on quarterly averages calculated using beginning and end of period balances. Yields are based on carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses. Prior periods yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31				2006				2007
2007	2006	2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
1,630	1,360	1,228	Insurance Division	298	248	465	349	318	390	556	366
1,480	1,087	670	Investment Division	184	300	262	341	420	377	311	372
1,857	1,571	1,427	International Insurance and Investments Division	383	364	427	397	474	453	537	393
(62)	47	188	Corporate and other operations	16	40	4	(13)	9	(8)	(12)	(51)

4,905	4,065	3,513	Total pre-tax adjusted operating income	881	952	1,158	1,074	1,221	1,212	1,392	1,080
1,400	1,160	1,105	Income taxes, applicable to adjusted operating income	252	274	330	304	361	355	416	268

3,505	2,905	2,408	Financial Services Businesses after-tax adjusted operating income	629	678	828	770	860	857	976	812

			Reconciling items:
(96)	83	549	Realized investment gains (losses), net, and related charges and adjustments	49	(319)	222	131	141	34	(180)	(91)
—	35	(33)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(114)	(151)	257	43	82	(108)	36	(10)
13	11	(44)	Change in experience-rated contractholder liabilities due to asset value changes	66	130	(168)	(17)	(62)	72	(6)	9
(26)	119	21	Divested businesses	73	—	8	38	28	18	(27)	(45)
(400)	(322)	(214)	Equity in earnings of operating joint ventures	(78)	(67)	(78)	(99)	(120)	(100)	(103)	(77)

(509)	(74)	279	Total reconciling items, before income taxes	(4)	(407)	241	96	69	(84)	(280)	(214)
(255)	(34)	(463)	Income taxes, not applicable to adjusted operating income	(1)	(118)	33	52	18	(35)	(101)	(137)

(254)	(40)	742	Total reconciling items, after income taxes	(3)	(289)	208	44	51	(49)	(179)	(77)

3,251	2,865	3,150	Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	626	389	1,036	814	911	808	797	735
246	208	142	Equity in earnings of operating joint ventures, net of taxes	51	45	50	62	77	56	67	46

3,497	3,073	3,292	Income from continuing operations (after-tax) of Financial Services Businesses	677	434	1,086	876	988	864	864	781
15	71	(73)	Income (loss) from discontinued operations, net of taxes	(2)	(10)	66	17	37	(29)	(4)	11

3,512	3,144	3,219	Net income of Financial Services Businesses	675	424	1,152	893	1,025	835	860	792

			Earnings per share of Common Stock (diluted):
7.60	6.02	4.78	Financial Services Businesses after-tax adjusted operating income	1.29	1.40	1.72	1.63	1.83	1.84	2.13	1.79

			Reconciling items:
(0.20)	0.17	1.05	Realized investment gains (losses), net, and related charges and adjustments	0.10	(0.64)	0.45	0.27	0.30	0.07	(0.39)	(0.20)
—	0.07	(0.06)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(0.23)	(0.30)	0.52	0.09	0.17	(0.23)	0.08	(0.02)
0.03	0.02	(0.08)	Change in experience-rated contractholder liabilities due to asset value changes	0.13	0.26	(0.34)	(0.04)	(0.13)	0.15	(0.01)	0.02
(0.06)	0.24	0.04	Divested businesses	0.14	—	0.02	0.08	0.06	0.04	(0.06)	(0.10)
(0.85)	(0.65)	(0.41)	Equity in earnings of operating joint ventures	(0.15)	(0.13)	(0.16)	(0.21)	(0.25)	(0.21)	(0.22)	(0.17)

(1.08)	(0.15)	0.54	Total reconciling items, before income taxes	(0.01)	(0.81)	0.49	0.19	0.15	(0.18)	(0.60)	(0.47)
(0.53)	(0.07)	(0.89)	Income taxes, not applicable to adjusted operating income	—	(0.23)	0.06	0.10	0.04	(0.08)	(0.21)	(0.31)

(0.55)	(0.08)	1.43	Total reconciling items, after income taxes	(0.01)	(0.58)	0.43	0.09	0.11	(0.10)	(0.39)	(0.16)

7.05	5.94	6.21	Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	1.28	0.82	2.15	1.72	1.94	1.74	1.74	1.63
0.53	0.42	0.27	Equity in earnings of operating joint ventures, net of taxes	0.10	0.09	0.10	0.13	0.16	0.12	0.15	0.10

7.58	6.36	6.48	Income from continuing operations (after-tax) of Financial Services Businesses	1.38	0.91	2.25	1.85	2.10	1.86	1.89	1.73
0.03	0.14	(0.14)	Income (loss) from discontinued operations, net of taxes	—	(0.02)	0.13	0.03	0.08	(0.06)	(0.01)	0.02

7.61	6.50	6.34	Net income of Financial Services Businesses	1.38	0.89	2.38	1.88	2.18	1.80	1.88	1.75

468.3	494.0	520.9	Weighted average number of outstanding Common shares (diluted basis)	504.1	497.1	490.5	482.8	477.2	472.8	464.9	458.5

16.32%	14.23%	12.21%	Operating Return on Average Equity (based on adjusted operating income)	12.59%	13.41%	16.07%	14.78%	16.29%	16.04%	17.97%	14.88%

53	68	82	Direct equity adjustments for earnings per share calculations	19	16	16	17	15	14	13	11

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Years ended December 31				2006				2007
2007	2006	2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
			Revenues (1):
10,794	10,287	10,128	Premiums	2,604	2,542	2,548	2,593	2,720	2,684	2,673	2,717
3,122	2,649	2,529	Policy charges and fee income	662	667	583	737	784	783	727	828
8,204	7,614	6,846	Net investment income	1,808	1,860	1,955	1,991	1,995	2,033	2,070	2,106
4,740	3,960	3,334	Asset management fees, commissions and other income	933	921	974	1,132	1,149	1,169	1,301	1,121

26,860	24,510	22,837	Total revenues	6,007	5,990	6,060	6,453	6,648	6,669	6,771	6,772

			Benefits and Expenses (1):
10,829	10,423	9,990	Insurance and annuity benefits	2,577	2,591	2,650	2,605	2,763	2,683	2,658	2,725
3,094	2,790	2,516	Interest credited to policyholders’ account balances	652	677	716	745	745	762	779	808
1,120	949	615	Interest expense	212	233	249	255	274	276	281	289
(2,248)	(2,037)	(1,801)	Deferral of acquisition costs	(501)	(495)	(496)	(545)	(539)	(556)	(554)	(599)
935	670	910	Amortization of acquisition costs	240	264	(73)	239	272	265	108	290
8,225	7,650	7,094	General and administrative expenses	1,946	1,768	1,856	2,080	1,912	2,027	2,107	2,179

21,955	20,445	19,324	Total benefits and expenses	5,126	5,038	4,902	5,379	5,427	5,457	5,379	5,692

4,905	4,065	3,513	Adjusted operating income before income taxes	881	952	1,158	1,074	1,221	1,212	1,392	1,080

			Reconciling items:
(41)	66	657	Realized investment gains (losses), net, and related adjustments	49	(342)	215	144	147	41	(178)	(51)
(55)	17	(108)	Related charges	—	23	7	(13)	(6)	(7)	(2)	(40)

(96)	83	549	Total realized investment gains (losses), net, and related charges and adjustments	49	(319)	222	131	141	34	(180)	(91)

—	35	(33)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(114)	(151)	257	43	82	(108)	36	(10)
13	11	(44)	Change in experience-rated contractholder liabilities due to asset value changes	66	130	(168)	(17)	(62)	72	(6)	9
(26)	119	21	Divested businesses	73	—	8	38	28	18	(27)	(45)
(400)	(322)	(214)	Equity in earnings of operating joint ventures	(78)	(67)	(78)	(99)	(120)	(100)	(103)	(77)

(509)	(74)	279	Total reconciling items, before income taxes	(4)	(407)	241	96	69	(84)	(280)	(214)

4,396	3,991	3,792	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	877	545	1,399	1,170	1,290	1,128	1,112	866
1,145	1,126	642	Income tax expense	251	156	363	356	379	320	315	131

3,251	2,865	3,150	Income from continuing operations before equity in earnings of operating joint ventures	626	389	1,036	814	911	808	797	735

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year ended December 31		2006				2007
2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
3,728	Premiums	982	1,005	1,027	1,052	1,073	1,083	1,073	1,053
2,098	Policy charges and fee income	543	559	474	637	667	672	632	715
1,702	Net investment income	418	438	463	468	470	475	479	483
652	Asset management fees, commissions and other income	178	170	241	218	230	242	324	233

8,180	Total revenues	2,121	2,172	2,205	2,375	2,440	2,472	2,508	2,484

	Benefits and Expenses (1):
4,013	Insurance and annuity benefits	1,070	1,144	1,225	1,154	1,230	1,182	1,161	1,165
715	Interest credited to policyholders’ account balances	180	181	196	206	202	205	201	209
111	Interest expense	30	28	37	44	53	53	59	67
(797)	Deferral of acquisition costs	(256)	(228)	(235)	(282)	(270)	(287)	(290)	(304)
545	Amortization of acquisition costs	131	142	(191)	125	153	140	1	164
2,365	General and administrative expenses	668	657	708	779	754	789	820	817

6,952	Total benefits and expenses	1,823	1,924	1,740	2,026	2,122	2,082	1,952	2,118

1,228	Adjusted operating income before income taxes	298	248	465	349	318	390	556	366

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE INSURANCE

(in millions)

Year ended December 31		2006				2007
2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
391	Premiums	100	103	109	117	126	126	137	144
1,095	Policy charges and fee income	266	270	117	267	272	264	226	278
496	Net investment income	126	136	137	149	155	161	165	175
280	Asset management fees, commissions and other income	67	77	104	72	78	78	144	73

2,262	Total revenues	559	586	467	605	631	629	672	670

	Benefits and Expenses (1):
631	Insurance and annuity benefits	161	199	300	203	236	203	254	211
177	Interest credited to policyholders’ account balances	48	50	51	54	54	54	54	56
66	Interest expense	17	18	20	27	38	37	41	49
(314)	Deferral of acquisition costs	(80)	(83)	(91)	(97)	(103)	(115)	(115)	(119)
369	Amortization of acquisition costs	74	91	(220)	57	78	64	(68)	90
835	General and administrative expenses	206	214	224	229	227	245	255	254

1,764	Total benefits and expenses	426	489	284	473	530	488	421	541

498	Adjusted operating income before income taxes	133	97	183	132	101	141	251	129

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INDIVIDUAL ANNUITIES

(in millions)

Year ended December 31		2006				2007
2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
67	Premiums	15	16	26	24	21	19	13	17
712	Policy charges and fee income	200	225	270	291	299	320	322	339
615	Net investment income	144	149	169	156	151	148	144	137
324	Asset management fees, commissions and other income	94	79	118	125	133	145	154	141

1,718	Total revenues	453	469	583	596	604	632	633	634

	Benefits and Expenses (1):
168	Insurance and annuity benefits	49	51	66	67	59	59	31	62
337	Interest credited to policyholders’ account balances	83	83	93	97	89	93	87	90
30	Interest expense	10	10	15	15	13	14	16	16
(421)	Deferral of acquisition costs	(119)	(133)	(131)	(151)	(154)	(168)	(158)	(173)
173	Amortization of acquisition costs	57	51	28	67	74	75	66	70
925	General and administrative expenses	255	285	320	347	357	379	386	398

1,212	Total benefits and expenses	335	347	391	442	438	452	428	463

506	Adjusted operating income before income taxes	118	122	192	154	166	180	205	171

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - GROUP INSURANCE

(in millions)

Year ended December 31		2006				2007
2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
3,270	Premiums	867	886	892	911	926	938	923	892
291	Policy charges and fee income	77	64	87	79	96	88	84	98
591	Net investment income	148	153	157	163	164	166	170	171
48	Asset management fees, commissions and other income	17	14	19	21	19	19	26	19

4,200	Total revenues	1,109	1,117	1,155	1,174	1,205	1,211	1,203	1,180

	Benefits and Expenses (1):
3,214	Insurance and annuity benefits	860	894	859	884	935	920	876	892
201	Interest credited to policyholders’ account balances	49	48	52	55	59	58	60	63
15	Interest expense	3	—	2	2	2	2	2	2
(62)	Deferral of acquisition costs	(57)	(12)	(13)	(34)	(13)	(4)	(17)	(12)
3	Amortization of acquisition costs	—	—	1	1	1	1	3	4
605	General and administrative expenses	207	158	164	203	170	165	179	165

3,976	Total benefits and expenses	1,062	1,088	1,065	1,111	1,154	1,142	1,103	1,114

224	Adjusted operating income before income taxes	47	29	90	63	51	69	100	66

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year ended December 31		2006				2007
2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
320	Premiums	92	30	84	88	96	71	88	74
188	Policy charges and fee income	48	43	45	43	44	44	40	44
3,136	Net investment income	844	902	919	950	934	972	979	1,010
2,225	Asset management fees, commissions and other income	630	598	582	786	745	747	744	768

5,869	Total revenues	1,614	1,573	1,630	1,867	1,819	1,834	1,851	1,896

	Benefits and Expenses (1):
1,049	Insurance and annuity benefits	269	235	297	303	302	276	290	277
1,633	Interest credited to policyholders' account balances	429	452	475	497	492	508	528	545
115	Interest expense	46	62	63	67	59	64	76	75
(61)	Deferral of acquisition costs	(22)	(22)	(25)	(24)	(19)	(25)	(19)	(28)
54	Amortization of acquisition costs	13	17	12	10	9	11	11	7
2,409	General and administrative expenses	695	529	546	673	556	623	654	648

5,199	Total benefits and expenses	1,430	1,273	1,368	1,526	1,399	1,457	1,540	1,524

670	Adjusted operating income before income taxes	184	300	262	341	420	377	311	372

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - ASSET MANAGEMENT SEGMENT

(in millions)

Year ended December 31		2006				2007
2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
—	Premiums	—	—	—	—	—	—	—	—
—	Policy charges and fee income	—	—	—	—	—	—	—	—
90	Net investment income	39	37	48	46	40	62	44	70
1,555	Asset management fees, commissions and other income	445	418	392	566	505	528	514	556

1,645	Total revenues	484	455	440	612	545	590	558	626

	Benefits and Expenses (1):
—	Insurance and annuity benefits	—	—	—	—	—	—	—	—
—	Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
16	Interest expense	6	9	10	16	10	14	19	19
(17)	Deferral of acquisition costs	(5)	(6)	(3)	(3)	(4)	(4)	(4)	(4)
33	Amortization of acquisition costs	7	8	6	6	6	5	4	5
1,186	General and administrative expenses	322	317	325	426	358	408	378	408

1,218	Total benefits and expenses	330	328	338	445	370	423	397	428

427	Adjusted operating income before income taxes	154	127	102	167	175	167	161	198

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - RETIREMENT SEGMENT

(in millions)

Year ended December 31		2006				2007
2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
320	Premiums	92	30	84	88	96	71	88	74
188	Policy charges and fee income	48	43	45	43	44	44	40	44
3,040	Net investment income	798	857	866	904	894	909	934	939
477	Asset management fees, commissions and other income	116	120	117	128	129	126	133	143

4,025	Total revenues	1,054	1,050	1,112	1,163	1,163	1,150	1,195	1,200

	Benefits and Expenses (1):
1,049	Insurance and annuity benefits	269	235	297	303	302	276	290	277
1,633	Interest credited to policyholders' account balances	429	452	475	497	492	508	528	545
99	Interest expense	40	53	53	51	49	50	57	56
(44)	Deferral of acquisition costs	(17)	(16)	(22)	(21)	(15)	(21)	(15)	(24)
21	Amortization of acquisition costs	6	9	6	4	3	6	7	2
769	General and administrative expenses	190	174	194	208	184	193	263	213

3,527	Total benefits and expenses	917	907	1,003	1,042	1,015	1,012	1,130	1,069

498	Adjusted operating income before income taxes	137	143	109	121	148	138	65	131

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year ended December 31		2006				2007
2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
6,098	Premiums	1,533	1,517	1,438	1,458	1,553	1,531	1,518	1,590
264	Policy charges and fee income	76	70	70	70	72	73	72	76
1,324	Net investment income	330	343	376	376	386	405	419	434
483	Asset management fees, commissions and other income	161	156	171	180	219	215	282	182

8,169	Total revenues	2,100	2,086	2,055	2,084	2,230	2,224	2,291	2,282

	Benefits and Expenses (1):
4,865	Insurance and annuity benefits	1,224	1,203	1,112	1,143	1,219	1,219	1,194	1,275
207	Interest credited to policyholders' account balances	57	61	66	67	77	79	84	90
22	Interest expense	3	4	3	—	2	3	8	6
(1,003)	Deferral of acquisition costs	(256)	(257)	(242)	(252)	(261)	(259)	(253)	(284)
390	Amortization of acquisition costs	116	115	111	112	128	126	103	129
2,261	General and administrative expenses	573	596	578	617	591	603	618	673

6,742	Total benefits and expenses	1,717	1,722	1,628	1,687	1,756	1,771	1,754	1,889

1,427	Adjusted operating income before income taxes	383	364	427	397	474	453	537	393

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2007

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - LIFE PLANNER OPERATIONS

(in millions)

Year ended December 31		2006				2007
2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
3,659	Premiums	989	977	963	988	1,086	1,024	1,060	1,106
197	Policy charges and fee income	58	51	55	57	56	57	58	59
623	Net investment income	156	162	173	179	187	188	207	217
16	Asset management fees, commissions and other income	16	13	25	22	30	39	19	21

4,495	Total revenues	1,219	1,203	1,216	1,246	1,359	1,308	1,344	1,403

	Benefits and Expenses (1):
2,836	Insurance and annuity benefits	769	744	732	773	848	807	837	894
102	Interest credited to policyholders' account balances	27	27	27	25	34	31	36	36
21	Interest expense	3	3	3	2	3	3	2	4
(738)	Deferral of acquisition costs	(191)	(179)	(167)	(187)	(196)	(188)	(187)	(211)
296	Amortization of acquisition costs	91	93	85	88	97	94	74	96
1,157	General and administrative expenses	290	287	288	313	304	308	316	352

3,674	Total benefits and expenses	989	975	968	1,014	1,090	1,055	1,078	1,171

821	Adjusted operating income before income taxes	230	228	248	232	269	253	266	232

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - GIBRALTAR LIFE

(in millions)

Year ended December 31		2006				2007
2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
2,439	Premiums	544	540	475	470	467	507	458	484
67	Policy charges and fee income	18	19	15	13	16	16	14	17
676	Net investment income	167	175	196	186	191	208	201	209
5	Asset management fees, commissions and other income	2	3	21	7	20	16	23	(3)

3,187	Total revenues	731	737	707	676	694	747	696	707

	Benefits and Expenses (1):
2,029	Insurance and annuity benefits	455	459	380	370	371	412	357	381
105	Interest credited to policyholders' account balances	30	34	39	42	43	48	48	54
8	Interest expense	—	—	—	(2)	(2)	(2)	4	1
(265)	Deferral of acquisition costs	(65)	(78)	(75)	(65)	(65)	(71)	(66)	(73)
94	Amortization of acquisition costs	25	22	26	24	31	32	29	33
725	General and administrative expenses	177	198	189	176	173	171	167	190

2,687	Total benefits and expenses	622	635	559	545	551	590	539	586

500	Adjusted operating income before income taxes	109	102	148	131	143	157	157	121

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS

(in millions)

Year ended December 31		2006				2007
2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Revenues (1):
(18)	Premiums	(3)	(10)	(1)	(5)	(2)	(1)	(6)	—
(21)	Policy charges and fee income	(5)	(5)	(6)	(13)	1	(6)	(17)	(7)
684	Net investment income	216	177	197	197	205	181	193	179
(26)	Asset management fees, commissions and other income	(36)	(3)	(20)	(52)	(45)	(35)	(49)	(62)

619	Total revenues	172	159	170	127	159	139	121	110

	Benefits and Expenses (1):
63	Insurance and annuity benefits	14	9	16	5	12	6	13	8
(39)	Interest credited to policyholders' account balances	(14)	(17)	(21)	(25)	(26)	(30)	(34)	(36)
367	Interest expense	133	139	146	144	160	156	138	141
60	Deferral of acquisition costs	33	12	6	13	11	15	8	17
(79)	Amortization of acquisition costs	(20)	(10)	(5)	(8)	(18)	(12)	(7)	(10)
59	General and administrative expenses	10	(14)	24	11	11	12	15	41

431	Total benefits and expenses	156	119	166	140	150	147	133	161

188	Adjusted operating income (loss) before income taxes	16	40	4	(13)	9	(8)	(12)	(51)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

RECLASSIFIED SUPPLEMENTARY INCOME STATEMENT INFORMATION - INTERNATIONAL INSURANCE SEGMENT

(Yen and Dollars in millions)

Year ended December 31		2006				2007
2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Japanese Yen Basis Results:
	Revenues (1):
¥352,960	Japanese insurance operations excluding Gibraltar Life	¥98,758	¥92,728	¥94,541	¥95,872	¥110,156	¥103,721	¥103,633	¥103,043
347,293	Gibraltar Life	84,582	84,323	80,738	77,085	80,488	86,405	82,645	79,042

700,253	Total revenues, Japan, yen basis	183,340	177,051	175,279	172,957	190,644	190,126	186,278	182,085

	Benefits and Expenses (1):
274,658	Japanese insurance operations excluding Gibraltar Life	77,842	74,339	72,202	74,907	86,553	80,649	79,125	83,597
292,252	Gibraltar Life	72,640	73,067	65,292	62,677	65,133	70,199	66,148	64,992

566,910	Total benefits and expenses, Japan, yen basis	150,482	147,406	137,494	137,584	151,686	150,848	145,273	148,589

	Adjusted operating income (2):
78,302	Japanese insurance operations excluding Gibraltar Life	20,916	18,389	22,339	20,965	23,603	23,072	24,508	19,446
55,041	Gibraltar Life	11,942	11,256	15,446	14,408	15,355	16,206	16,497	14,050

¥133,343	Total adjusted operating income, Japan, yen basis	¥32,858	¥29,645	¥37,785	¥35,373	¥38,958	¥39,278	¥41,005	¥33,496

	U.S. Dollar adjusted operating income (3):
$713	Japanese insurance operations excluding Gibraltar Life	$198	$178	$213	$194	$218	$212	$224	$186
500	Gibraltar Life	109	102	148	131	143	157	157	121

1,213	Total adjusted operating income, Japan, U.S. dollar basis	307	280	361	325	361	369	381	307
108	All other countries (4)	32	50	35	38	51	41	42	46

$1,321	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$339	$330	$396	$363	$412	$410	$423	$353

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.
(4)	Results include corporate management and development expenses incurred in the U.S. related to Japanese Insurance operations excluding Gibraltar Life.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

RECLASSIFIED SUPPLEMENTARY REVENUE INFORMATION FOR ASSET MANAGEMENT SEGMENT - INVESTMENT DIVISION

Year ended December 31		2006				2007
2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	Supplementary Revenue Information (in millions):

	Analysis of revenues by type:
886	Asset management fees	234	237	244	259	262	271	265	283
294	Incentive, transaction, principal investing and capital markets revenue	126	97	76	223	131	159	133	137
465	Service, distribution and other revenues	124	121	120	130	152	160	160	206

1,645	Total Asset Management segment revenues	484	455	440	612	545	590	558	626

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well. Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

7. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations including our discontinued commercial mortgage conduit related activities.

9. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company's methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Life Insurance Sales:

Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

KEY DEFINITIONS AND FORMULAS

22. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

23. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance new annualized premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products. Single premium business for the Company's international insurance operations is included in annualized new business premiums based on 10% credit.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 1.58% for the three months ended March 31, 2008, 14.43% for the three months ended December 31, 2007, 16.14% for the three months ended September 30, 2007, 15.97% for the three months ended June 30, 2007, and 18.25% for the three months ended March 31, 2007.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Ratio of capital debt to total capitalization:

For purposes of this ratio, we measure “debt” as borrowings for capital debt, and we measure “total capitalization” as the sum of equity, excluding accumulated other comprehensive income related to unrealized gains and losses on investments, pension and postretirement benefits and capital debt.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2008

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of April 30, 2008

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA	Aa3	AA
PRUCO Life Insurance Company	A+	AA	Aa3	AA
PRUCO Life Insurance Company of New Jersey	A+	AA	NR*	AA
Prudential Annuities Life Assurance Corporation (1)	A+	AA	NR	AA
Prudential Retirement Insurance and Annuity Company	A+	AA	Aa3	AA
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA	Aa3	NR

CREDIT RATINGS:
as of April 30, 2008

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt (2)	a-	A+	A3	A

The Prudential Insurance Company of America :
Capital and surplus notes	a	A+	A2	A+

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA	A1	AA-

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA	Aa3	AA

*	NR indicates not rated.
(1)	Formerly known as American Skandia Life Assurance Corporation
(2)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc. 751 Broad Street Newark, New Jersey 07102	Dial 877-998-ROCK for additional printed information or inquiries.

Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.